Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT 2002
In connection with this Quarterly Report of Royal Bancshares of Pennsylvania, Inc (“Royal”) on Form 10-Q for the period ending September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert A. Kuehl, Principal Financial and Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) as applicable of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Royal as of the dates and for the periods expressed in the Report.
The foregoing certification is being furnished solely pursuant to 18 U.S. C. Section 1350 and is not being filed as part of this Report or as a separate disclosure document.

/s/ Robert A. Kuehl
Robert A. Kuehl
Principal Financial and Accounting Officer November 12, 2010